SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Disclosure of operating segments [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
a. Annual Dividend Proposal

Upon approval of the Company´s 2024 annual accounts, the Board of Directors intends to propose, for the approval of the Annual General Shareholders' meeting to be held on May 6, 2025, the payment of an annual dividend of $0.27 per share ($2.70 per ADS), or approximately $530 million, which includes the interim dividend of $0.09 per outstanding share ($0.90 per ADS) or approximately $177 million, paid on November 21, 2024. If the annual dividend is approved by the shareholders, a dividend of $0.18 per share ($1.80 per ADS), or approximately $353 million will be paid on May 14, 2025, with an ex-dividend date of May 9, 2025. These Consolidated Financial Statements do not reflect this dividend payable.

b. Recently Announced Tariffs on Imports in the United States

On February 1, 2025, the U.S. government announced the imposition, through the International Emergency Economic Powers Act (IEEPA), of tariffs applicable to all products imported from Mexico, Canada and China. As of the date of these financial statements, Mexican and Canadian products that comply with USMCA preferential rules of origin, are exempt from this tariff. Further, the Trump administration announced that the U.S. would implement reciprocal tariffs with trading partners by April 2025.

In addition, on March 12, 2025, the U.S. government imposed a 25% tariff on virtually all imports of steel and on certain steel derivatives, revoking previously negotiated country-specific exemptions and quota arrangements.

Moreover, on March 26, 2025, the U.S. government announced a 25% tariff under Section 232 on all imported automobiles produced outside the U.S., effective from April 3, 2025. This tariff will also apply to key auto parts such as engines, transmissions, powertrain parts and electrical components starting on May 3, 2025. However, vehicles and parts that comply with the USMCA will only be subject to this tariff on their non-U.S. specific content, and, in the case of auto parts, only when the government establishes a process to exempt U.S. content from tariffs.

Other countries have announced retaliatory tariffs against U.S. exports. It is also anticipated that parties may bring litigation regarding the timeliness and appropriateness of the Trump administration’s actions. In light of the foregoing uncertainties, Ternium is unable at this time to predict the evolution or ultimate outcome of these developments or to quantify the impact that the new tariffs and measures would have on its business or financial condition.